UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 13, 2024
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Vacasa, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41130 (Commission File Number)	87-1995316 (IRS Employer Identification No.)
850 NW 13th Avenue Portland, OR 97209
(Address of Principal Executive Offices) (Zip Code)
(503) 946-3650
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)    Resignation of a Director

On February 14, 2024, Rachel Gonzalez notified Vacasa, Inc. of the Board of Directors of Vacasa, Inc. (the “Company”) of her decision to resign from the Board of Directors of the Company, effective February 15, 2024. Ms. Gonzalez has served on the Board of Directors of the Company since May 23, 2023, and prior to that served as a Board observer since September 26, 2022. Ms. Gonzalez made this decision in consideration of her responsibilities and time commitments in her role as General Counsel of GE Vernova. Ms. Gonzalez’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

(e)     Adoption of Executive Annual Incentive Plan

On February 13, 2024, the Compensation Committee (the “Committee”) of the Board of Directors of the Company adopted the Vacasa Annual Incentive Plan for executives (the “AIP”), which supersedes and replaces the Vacasa LLC Executive Incentive Compensation Plan for performance periods commencing on or after January 1, 2024. Under the AIP, the Committee may select executive employees of the Company or its subsidiaries to be eligible to receive periodic cash bonuses based on the attainment of corporate and individual performance goals established by the Committee, in its discretion. Each of the Company’s executive officers will participate in the AIP. Following the establishment of performance goals for a particular performance period, the Committee retains the discretion to modify or change the performance goals, and to adjust payout amounts regardless of the performance levels achieved, based on such factors as it deems appropriate.

The foregoing summary is qualified in its entirety by reference to the AIP, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d): Exhibits:

Exhibit No.	Description
10.1	Vacasa Annual Incentive Plan for Executives.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

Date:    February 16, 2024